Investor Presentation and Supplemental Information September 2025 Exhibit 99.1

Investor Presentation and Supplemental Information | September 20251 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Presentation and Supplemental Information | September 20252 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Table of Contents 242, 242, 242 Operating Update 3 Investment Highlights 4 Portfolio Review 7 Leverage & Liquidity 17 Peer Comparison 20 Commitment to ESG 23 Financials 25 Glossary 31

Investor Presentation and Supplemental Information | September 20253 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Healthy Net Lease Portfolio1 • Stable Portfolio: 99.6% leased; same-store rent growth has averaged 1.4% over the last four quarters. • Strong Coverage: Unit-level coverage of 3.4x with ~99% of ABR required to report unit-level P&Ls. • De-Minimis Lease Expiration Risk: Only 4.9% of ABR (4.0x coverage) expiring through 2029. • Fungible & Diversified: Average asset size is $3.0mm; Top 10 tenants represent just 17.6% of ABR. Well Positioned Balance Sheet And Liquidity • Equity Execution: In 3Q'25, raised ~$14mm of common equity through ATM Program with no settlements of forward common equity, leaving ~$524mm of net proceeds available from unsettled forward equity as of September 4, 2025. • Debt Execution: Recent $400mm issuance of 10-year bonds at a 5.40% rate experienced robust demand, demonstrating ready access to long-term debt capital, to match fund our long-dated assets. Pro forma, our weighted average debt maturity increased to 4.9 years3, and our weighted average interest rate is 4.3%3. • Investment Grade Balance Sheet2: 100% unencumbered asset base, with pro forma Net Debt / Annualized Adjusted EBITDAre of 3.5x and ~$1.7bn of pro forma liquidity3 at 2Q'25-end. Consistent & Disciplined External Growth • Investment Activity Remains Healthy at Attractive Cap Rates: Closed investments of ~$219mm in 3Q'25 to date4 and ~$212mm of investments under PSA or LOI5, with 3Q'25 expected cash yield of ~7.9%. • Accretive Capital Recycling: With ~$12 million of dispositions closed in 3Q'25 to date4 at ~7.2% cash yield and ~$10mm under PSA5 at ~7.0% yield, we continue to selectively recycle capital at attractive prices. 1. As of June 30, 2025. 2. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on June 30, 2025. 3. As of June 30, 2025, pro forma adjustments made to reflect the August 2025 issuance of $400mm senior unsecured notes. 4. Completed investments and dispositions from July 1, 2025 through September 4, 2025. Includes transaction costs. 5. As of September 4, 2025, we were party to purchase and sale agreements, letters of intent or similar agreements relating to potential investments and purchase and sale agreements relating to potential dispositions. There can be no assurance that these investments and dispositions will be completed. Operating Update Continuing to Execute Our Business Plan

Investor Presentation and Supplemental Information | September 20254 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 EPRT Board Meeting Management Presentation First Quarter Ended March 31, 2023 Investment Highlights

Investor Presentation and Supplemental Information | September 20255 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Baa2/BBB/ BBB- Investment Grade Rated • Originating bespoke capital solutions, 93% structured as Sale-Leasebacks in 2Q'25 • Focused on core industries in the net lease sector, intentionally selected for e-commerce resilience • Granular focus on fungible properties in essential consumer industries with 93%2 in the service and experiential sectors Investment Highlights Differentiated Model Built for Higher Growth with Lower Risk, Addressing a Large and Underserved Marketplace 242, 242, 242 14.3 Years Weighted Average Lease Term (WALT)2 3.4x Average Unit-Level Rent Coverage2 $3.0mm Average Investment per Property2 3.5x Net Debt to Annualized Adjusted EBITDAre3 $6.8B Undepreciated Gross Assets2 Higher Growth with Methodical Deployment • Consistent sector leading annual AFFO growth of ~9%1 per share since IPO • Methodically expanding the pipeline with compelling risk-adjusted returns through relationship- driven sourcing, highlighted by 88% repeat business in 2Q'25 • Size enables platform efficiency while facilitating growth off a smaller base of ~6.8bn of assets2 Lower Reliance on Capital Markets • Low leverage with PF Net Debt / EBITDA of 3.5x3 • Conservative payout ratio of 65%2 results in over $130mm retained free cash flow2 per year • No debt maturities until 2027 with a weighted average maturity of 4.9 years4 Focused, Differentiated Investment Strategy Large, Growing Addressable Market • More than 200,000 businesses in the middle market, generating 1/3 of US GDP • Growth in sponsor activity among the middle market with tenants focusing on increasing store count • Structural changes in banking system driving tighter lending conditions, creating secular demand for private credit solutions Operational and Financial Highlights 1. AFFO growth calculated from 2019 to 2024. 2. As of June 30, 2025. 3. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on June 30, 2025. 4. As of June 30, 2025, pro forma adjustments made to reflect the August 2025 issuance of $400mm senior unsecured notes.

Investor Presentation and Supplemental Information | September 20256 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Historical Credit Performance Comparable to Investment Grade (BBB-) Bonds1 Disciplined Underwriting Approach — Four Key Risk Mitigants Provide Downside Protection Business Concept & Unit-Level Profitability Real Estate Underwriting Portfolio Construction and Industry Selection Tenant Corporate Credit Analysis High Unit-Level Coverage Conservative rental rates and cash flow cushions provide a margin of safety Profitable Units Are Vital for the Operator Unit revenue production and low rental rates enhance the probability of a lease affirmation in adverse scenarios Fungible Property Investments Liquidity in transaction and leasing markets is more favorable for smaller properties, driving better recovery rates Comprehensive Real Estate Analysis Focus on investing at attractive cost basis: discount to replacement cost and comparable transactions Thorough Credit Analysis of New Tenants Leveraging data insights from our existing tenants, with 99.1%2 reporting financial data on a regular basis Meticulous Diligence Process Underwriting teams constantly improving pre-closing processes Carefully Curated Industries Focused on growth-oriented operators in our targeted e-commerce resilient service industries Disciplined Portfolio Construction Diversification provides further risk mitigation, with our top 10 tenants representing just 17.6%2 of Cash ABR Since Inception3 ~30 bps annualized credit loss 1. Moody’s Annual Default Study 2023; BBB– corporate bonds averaged ~50 bps annualized default rate from 1983-2022 with an average senior unsecured bond recovery rate of ~42% for a calculated annualized credit loss of 30 bps. 2. Based on Cash ABR as of June 30, 2025. 3. Rent loss statistics based on most recent portfolio credit study (calculated from inception in 2016 through 12/31/2024)

Investor Presentation and Supplemental Information | September 20257 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Portfolio Review

Investor Presentation and Supplemental Information | September 20258 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 242, 242, 242 1. As of June 30, 2025 2. Includes 148 properties that secure mortgage loans receivable. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. June 30, 2025 Investment Properties (#)2 2,190 Square Footage (mm) 23.6 States (#) 48 Weighted Average Remaining Lease Term (Years) 14.3 Master Leases (% of Cash ABR) 66.2 % Sale-Leaseback (% of Cash ABR)3 90.2 % Unit-Level Rent Coverage 3.4x Unit-Level Financial Reporting (% of Cash ABR) 99.1 % Leased (%) 99.6 % Top 10 Tenants (% of Cash ABR) 17.6 % Top 20 Tenants (% of Cash ABR) 28.8 % Average Investment Per Property ($mm) $ 3.0 New Vintage Portfolio Focused on Targeted Industries Disciplined Investing Focused on Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Portfolio Highlights • E-Commerce Resistant1: • Focused on Core Industries: • Long WALT Limits Near-Term Cash Flow Erosion1: • Highly Transparent with No Legacy Issues1: 93% of cash ABR comes from service-oriented and experience-based tenants Results in greater sector expertise and more efficient asset management 4.9% of our ABR expires through 2029 99.1% unit-level reporting; investment program started in June 2016 Tenant Industry Diversification

Investor Presentation and Supplemental Information | September 20259 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Represents tenant, guarantor or parent company. 2. Property count includes 148 properties that secure mortgage loans receivable, but excludes nine vacant properties. 3. Calculation excludes nine vacant properties, properties with no annualized base rent, and properties under construction. 4. Tenant is BW Ultimate Parent, LLC, which operates Allsup's and YesWay branded convenience stores. 5. Tenant is Undefeated Tribe, a franchisee of the concept, Crunch Fitness. Top 10 Tenants1 Properties2 % of Cash ABR 57 3.7% 33 2.1% 8 1.7% 5 1.6% 13 1.6% 20 1.5% 13 1.4% 32 1.4% 26 1.3% 16 1.3% Top 10 Tenants 223 17.6% Total 2,181 100% Portfolio Summary Tenant and Industry Diversification 242, 242, 242 Top 10 Tenants Diversification by Industry Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt3 Rent Per SqFt3 Car Washes Service $ 74,817 14.7% 220 1,087,845 $ 65.93 Medical / Dental Service 60,267 11.9% 244 2,034,247 28.04 Early Childhood Education Service 57,584 11.3% 241 2,598,133 21.57 Quick Service Service 46,999 9.3% 448 1,228,734 38.70 Automotive Service Service 40,907 8.1% 282 2,177,257 18.31 Convenience Stores Service 34,933 6.8% 178 773,065 41.14 Casual Dining Service 30,893 6.1% 125 898,360 31.35 Equipment Rental and Sales Service 25,217 5.0% 88 1,759,182 14.33 Other Services Service 12,631 2.5% 59 763,088 16.65 Pet Care Services Service 7,287 1.4% 38 308,324 21.20 Family Dining Service 6,535 1.3% 27 215,678 30.30 Service Subtotal 398,070 78.4% 1,950 13,843,913 27.67 Entertainment Experience 47,329 9.3% 69 2,417,335 17.65 Health and Fitness Experience 22,494 4.4% 46 1,738,193 11.40 Movie Theatres Experience 4,411 0.9% 6 293,206 15.04 Experience Subtotal 74,234 14.6% 121 4,448,734 15.01 Other Industrial Industrial 16,220 3.2% 44 2,306,072 6.78 Building Materials Industrial 3,965 0.8% 23 1,257,017 3.16 Industrial Subtotal 20,185 4.0% 67 3,563,089 5.50 Grocery Retail 13,740 2.7% 40 1,604,320 8.56 Home Furnishings Retail 1,530 0.3% 3 176,809 8.65 Retail Subtotal 15,270 3.0% 43 1,781,129 8.57 Total/Weighted Average $ 507,759 100% 2,181 23,636,865 $ 20.51 5 4

Investor Presentation and Supplemental Information | September 202510 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Diversified Portfolio – Our Tenants Identify the Location of Opportunities Geographical Diversity is an Output of our Strategy • Geographic Diversity1 ~74% of Total Cash ABR comes from Top 19 States (States with >2.0% of our total ABR) ~51% of Total Cash ABR comes from Sunbelt states, as our tenants increasingly seek to expand their businesses in higher-growth markets % of Total ABR1 0.1-0.9% 1.0-1.9% 2.0-2.9% 3.0-3.9% ≥ 4.0% 2.2% 12.1% 3.3% 3.3% 2.3% 4.9% 2.8% 2.7% 3.0% 2.1% 5.5% 3.6% 7.0%2.8% 7.1% 2.4% 2.6% 2.7% 1. As of June 30, 2025. 2.0%

Investor Presentation and Supplemental Information | September 202511 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Net Investment Activity Investment Summary 242, 242, 242 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 Number of Transactions 30 43 36 35 37 37 21 25 Property Count 65 93 79 83 57 78 48 77 Avg. Investment per Unit (in 000s) $2,812 $3,008 $2,767 $3,393 $4,102 $3,281 $5,453 $3,971 Cash Cap Rates2 7.6% 7.9% 8.1% 8.0% 8.1% 8.0% 7.8% 7.9 % GAAP Cap Rates3 8.7% 9.1% 9.3% 9.1% 9.1% 9.2% 9.4% 9.7 % Weighted Average Lease Escalation 2.0% 1.8% 1.9% 1.8% 1.9% 1.8% 1.9% 2.1% 2.0% 2.2% 2.2 % Master Lease %4,5 60% 72% 82% 76% 57% 69% 71% 69 % Sale-Leaseback %4,6 100% 97% 100% 100% 89% 100% 90% 93 % Existing Relationship %4 86% 96% 87% 82% 79% 79% 86% 88% % of Financial Reporting4 100% 100% 100% 100% 100% 100% 100% 100 % Rent Coverage Ratio 3.3x 3.3x 2.7x 3.0x 4.7x 3.4x 3.0x 3.4x Lease Term Years 17.6 17.6 17.2 17.8 17.2 17.7 17.5 19.5 $213,327 $314,865 $248,770 $333,910 $307,615 $333,435 $307,706 $334,041 $— $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In ve st m en t A ct iv ity ($ 00 0s )

Investor Presentation and Supplemental Information | September 202512 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Net Investment Activity Disposition Summary 242, 242, 242 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Excludes properties sold pursuant to an existing tenant purchase option or properties purchased by the tenant. 5. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel was sold. Dispositions 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 Realized Gain/(Loss) 1,2 (2.3) % 8.2% (20.1) % (49.0) % (25.5) % (2.1) % 9.3% (17.8) % Cash Cap Rate on Leased Assets 3,4 6.5% 6.6% 6.5% 7.3% 6.8% 7.0% 6.9% 7.3 % Leased Properties Sold 5 9 9 6 4 7 24 10 18 Vacant Properties Sold 5 1 — 1 2 2 — 1 5 Rent Coverage Ratio 3.6x 3.5x 2.7x 0.5x 13.2x 3.6x 7.9x 3.2x $28,496 $30,602 $11,949 $4,783 $16,973 $60,449 $24,338 $46,193 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 D is po si tio n A ct iv ity ($ 00 0s )1

Investor Presentation and Supplemental Information | September 202513 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Lease Escalations 242, 242, 242 1. Based on cash ABR as of June 30, 2025. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 83.3% 1.9% Every 2 years 0.9% 1.7% Every 3 years 0.1% 1.7% Every 4 years 0.1% 2.5% Every 5 years 13.2% 1.9% Flat 2.4% 0.0% Total / Weighted Average 100.0% 1.8% CPI 1.0% Flat 2.4% Contractual Fixed 96.6%

Investor Presentation and Supplemental Information | September 202514 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Same-Store Analysis 242, 242, 242 Same-Store Portfolio Performance¹ Contractual Cash Rent ($000s)² % Type of Business 2Q'24 2Q'25 Change Service $ 69,987 $ 70,950 1.4% Experience 10,758 10,947 1.8% Retail 3,291 3,315 0.7% Industrial 3,288 3,300 0.4% Total Same-Store Rent $ 87,324 $ 88,512 1.4% 1.2% 1.5% 1.5% 1.4% 1.4% 1.4% 1.5% 1.4% 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 —% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Trailing 8 Qtr. Avg. Same-Store Rent Growth¹ 1. All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is April 1, 2024 through June 30, 2025. The same-store portfolio for 2Q'25 is comprised of 1,853 properties and represents 70% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at June 30, 2025. 2. The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of June 30, 2025; excludes (i) percentage rent that is subject to sales breakpoints per the lease and (ii) redevelopment properties in a free rent period

Investor Presentation and Supplemental Information | September 202515 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 % o f C as h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% % o f C as h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 20 37 20 38 20 39 20 40 A fte r —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 41% ≥ 2.00x: 70.0% Not Reported 1.1% 1.50x to 1.99x: 16.8% 1.00x to 1.49x: 8.2% < 1.00x: 3.9% Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of June 30, 2025 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Rent Coverage Ratio (x) Reporting Requirements % of Cash ABR Unit-Level Financial Information 99.1% Corporate-Level Financial Reporting 98.9% Both Unit-Level and Corporate-Level Financial Information 98.4% No Financial Information 0.4% Rent Coverage Ratio (x) Expiring through 2029: 4.9% of ABR, 4.0x coverage 21%

Investor Presentation and Supplemental Information | September 202516 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Leasing Expiration Schedule, Lease Renewal Activity and Statistics 242, 242, 242 1. Expiration year of contracts in place as of June 30, 2025 and excludes any tenant option renewal periods that have not been exercised. 2. Property count includes 148 properties that secure mortgage loans receivable, but exclude nine vacant properties. 3. Weighted by cash ABR as of June 30, 2025. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of June 30, 2025. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics Lease Terminated Leases Re-Leased Total $(000)s Renewals Without Vacancy After Vacancy Leasing Prior Cash ABR $ 1,685 $ 4,861 $ 196 $ 6,741 New Cash ABR4 $ 1,795 $ 4,265 $ 157 $ 6,216 Recovery Rate 106.5% 87.7% 80.0% 92.2 % Number of Properties 10 26 2 38 Average Months Vacant — — 4.2 — % of Total Cash ABR5 0.4% 0.9% — % 1.3 % Vacant Properties at March 31, 2025 6 Expiration Activity — Lease Termination 8 (Vacant Property Sales) (5) (Leasing Activity) — Vacant Properties at June 30, 2025 9 Cash ABR % of # of Wgt. Avg. Year1 ($000)s Cash ABR Properties2 Coverage3 2025 $ 774 0.2% 6 4.5x 2026 3,604 0.7% 25 3.1x 2027 5,442 1.1% 38 4.0x 2028 4,376 0.9% 16 3.1x 2029 10,452 2.1% 118 4.6x 2030 5,011 1.0% 49 4.3x 2031 12,396 2.4% 63 3.1x 2032 12,680 2.5% 42 4.3x 2033 7,364 1.5% 29 2.9x 2034 28,299 5.6% 188 6.9x 2035 20,201 4.0% 120 3.6x 2036 39,517 7.8% 154 3.9x 2037 24,141 4.7% 126 3.1x 2038 52,808 10.3% 199 3.4x 2039 40,900 8.1% 165 3.2x 2040 31,571 6.2% 138 2.6x 2041 19,092 3.8% 90 2.5x 2042 31,960 6.3% 147 2.7x 2043 52,060 10.3% 190 2.5x 2044 44,991 8.8% 161 3.2x Thereafter 60,120 11.7% 117 3.2x Total $ 507,759 100.0% 2,181 3.4x

Investor Presentation and Supplemental Information | September 202517 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leverage & Liquidity

Investor Presentation and Supplemental Information | September 202518 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 3.7x 4.0x 3.6x 3.8x 3.5x 3.8x 3.4x 3.5x 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x Conservative and Flexible Debt Structure Investment Grade Balance Sheet with Strong Credit Profile 242, 242, 242 1. As of June 30, 2025, pro forma adjustments made to reflect the August 2025 issuance of $400mm senior unsecured notes. 2. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on June 30, 2025. 3. Cash Adjusted EBITDAre divided by cash interest expense for the three months ended June 30, 2025. 4. As of June 30, 2025. 5. See prior period disclosures for further details on pro forma adjustments. • Well-Laddered Maturities1: Weighted avg. maturity 4.9 yrs • Low-Cost Debt Structure1: Weighted avg. interest rate 4.3% • Low Leverage2: PF Net Debt / Adjusted EBITDAre 3.5x • High Cash Flow Coverage3: Fixed Charge Coverage 4.8x • 100% Unsecured Balance Sheet: Asset base 100% Measure Actual4 Aggregate Debt <=60% 35 % Debt Service >=1.50x 4.4x Maintenance of Total Unencumbered Assets >=150% 285 % Secured Debt <=40% — % Consistently Conservative Leverage Credit Highlights Minimal Near-Term Debt Maturities1 Unsecured Senior Note Covenants (PF Net Debt as %age of Annualized Adjusted EBITDAre)5 Leverage Position Supporting External Growth M at ur in g P rin ci pa l B al an ce ($ m m ) $430 $400 $450 $1,450 $400 $400 Unsecured Term Loans Public Unsecured Bonds Revolving Credit Facility Availability 2025 2026 2027 2028 2029 2030 2031 2035 $— $250 $500 $750 $1,000 $1,250 $1,500 2

Investor Presentation and Supplemental Information | September 202519 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Consistently Strong Liquidity to Fund Growth ($mm) Strong Liquidity to Drive Leading AFFO/sh Growth $1.7B of Liquidity and Balance Sheet Capacity to Support External Growth Aspirations 242, 242, 242 ($mm) 2Q'25 Pro Forma 2Q'251 Cash $ 21.1 $ 728.50 Unused Revolver Capacity 800.0 1,000.0 Forward Equity - Unsettled 507.4 — Total Available Liquidity $ 1,328.5 $ 1,728.50 1. As of June 30, 2025, pro forma adjustments made to reflect the August 2025 issuance of $400mm senior unsecured notes and the unsettled portion of shares sold on a forward basis as if they had been physically settled on June 30, 2025, with proceeds used to repay amounts outstanding on the Company's revolving credit facility. Strong Liquidity to Near-Term Investment Opportunities $634 $990 $780 $698 $1,148 $1,426 $1,457 $1,729 Total Liquidity Investment Volume 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 $— $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800

Investor Presentation and Supplemental Information | September 202520 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Peer Comparison

Investor Presentation and Supplemental Information | September 202521 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Source: Public filings and press releases. Note: Data based on reported filings for period ending June 30, 2025, not adjusted for post quarter-end subsequent events. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. 1. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. 2. Investment value includes land and improvements, building and improvements, lease incentives, CIP, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost. 3. EPRT, GTY, and O coverage based on four-wall. Differentiated Net Lease Investment Opportunity Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers Strong Unit-Level Coverage3 & Transparency Service-Oriented & Experience-Based Industries Limited Intermediate-Term Lease Maturities 242, 242, 242 (% of ABR) (% of Rent Expiring through 2027) Less Reliance on Top 10 Tenancy – Fungible Properties (% of ABR) 18% 19% 22% 24% 30% 36% 43% 64% 65% EPRT WPC BNL O NNN ADC NTST FCPT GTY 99% 93% 88% 71% 39% 28% 27% 24% 8% GTY EPRT FCPT NNN O NTST ADC BNL WPC 5.0x 3.4x 3.3x 2.6x FCPT EPRT BNL GTY O ADC NNN NTST WPC Total Number of Tenant Industries1 % Unit-Level Financial Reporting Average Investment Per Property ($mm)2 Weighted Average Lease Term (# of Years) NR NR NR NR 2% 3% 8% 8% 9% 10% 13% 13% 14% EPRT NTST GTY WPC ADC BNL O NNN FCPT 6 18 4 37 91 27 32 56 27 $3.0 $11.8 $7.1 $4.2 $3.1 $3.8 $3.4 $2.6 $2.0 65% 99% 13% 73% NR NR NR NR NR 14.3 9.8 10.0 12.1 8.0 9.7 9.0 9.8 7.2 NR

Investor Presentation and Supplemental Information | September 202522 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Source: Public filings, FactSet and S&P Capital IQ. Note: Market data as of September 4, 2025. Capitalization data based on most recent reported filings for period ended June 30, 2025. Companies may define implied nominal cap rates differently. Accordingly, such data for these companies and EPRT may not be comparable. ADC, BNL, EPRT, FCPT, GTY, NTST, and O assume exercise of remaining forward contracts, resulting in assumed cash proceeds of $1,289.4m, $37.7m, $507.4m, $206.0m, $118.8m, $412.7m, and $654.3m, respectively. 1. 2025E AFFO per share growth is calculated using FactSet mean 2025E AFFO per share estimates and 2024A AFFO per share. 2. 2025E AFFO per share multiple calculated using current price per share and FactSet mean 2025E AFFO per share estimates. 3. Implied nominal cap rate calculated based on adjusted cash NOI for three months ended June 30, 2025. 4. Based on consensus NAV per S&P Capital IQ. 5.8% 6.0% 6.3% 6.4% 6.7% 6.9% 7.0% 7.1% 7.1% ADC EPRT FCPT WPC O NNN NTST GTY BNL 2025E AFFO per Share Multiple22025E AFFO per Share Growth1 242, 242, 242 Relative Valuation, Growth and Leverage Earnings Growth Remains Sector Leading, AFFO Multiple Remains Elevated Implied Nominal Cap Rate3 (Net Debt plus Preferred-to-Annualized Adjusted EBITDAre4) 8.1% 4.5% 3.9% 3.6% 3.2% 3.1% 2.8% 2.3% 1.7% EPRT WPC ADC BNL NTST FCPT GTY NNN O 16.7x 16.3x 14.6x 13.9x 13.7x 13.6x 12.5x 12.4x 11.9x ADC EPRT FCPT NTST O WPC BNL NNN GTY Premium / Discount to NAV4 16% 13% 8% 2% (2)% (3)% (4)% (5)% (9)% EPRT WPC ADC FCPT O BNL NNN NTST GTY

Investor Presentation and Supplemental Information | September 202523 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Commitment to ESG

Investor Presentation and Supplemental Information | September 202524 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Governance • Leading governance practices, Board accountability, strong board diversity, required minimum stock ownership, published compensation clawback policy, and no hedging or pledging • Industry recognized investor engagement and disclosure practices Environmental, Social and Governance Strong Governance, Innovative Approach to Sustainability, Commitment to Diversity, Equity & Inclusion Plan Environmental Social Implementing sustainability upgrades at our properties to positively impact our tenants’ profitability and prospects for success • Providing dynamic work environment, rewarding work experience and career development for our team • Providing positive work environment, valuing equal opportunity and fair employment practices • Strive to offer our employees attractive and equitable compensation and healthy work/ life balance • Providing our employees with outlets to pursue professional development and civic engagement 23% Racial/Ethnic Diversity 40% Women 14% Racial/Ethnic Diversity 75% Women Total Company Non-Executive Management 79%1 Green Leases 1. Measured by number of properties acquired 2020-2023 Champion of Board Diversity Avg. Tenure 5.8 yrs. 6 Independent Directors 43% Women 14% Racial/Ethnic Diversity Green Leases in 202586% Independent Low Tenure Strong Diversity 2023 Silver Winner of Investor CARE Award Is now our standard lease form and it provides us with contractual rights to install sustainability improvements at our properties and receive annual utility billing/ usage data. The EPRT Green Lease 2024 Corporate Board Diversity Award

Investor Presentation and Supplemental Information | September 202525 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financials

Investor Presentation and Supplemental Information | September 202526 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $236, $96 ,$442 and $334 for the three and six months ended June 30, 2025 and 2024, respectively. 2. Includes reimbursable income or reimbursable expenses from the Company's tenants of $954, $613, $2,483 and $1,161 for the three and six months ended June 30, 2025 and 2024, respectively. Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2025 2024 2025 2024 (Unaudited) (Unaudited) (Unaudited) (Audited) Revenues: Rental revenue1,2 $ 129,108 $ 104,369 $ 250,900 $ 202,880 Interest on loans and direct financing lease receivables 7,573 4,858 15,098 9,598 Other revenue, net 381 41 418 292 Total revenues 137,062 109,268 266,416 212,770 Expenses: General and administrative 10,670 8,710 22,213 18,068 Property expenses2 1,497 1,155 3,754 2,148 Depreciation and amortization 38,590 29,927 73,583 58,453 Provision for impairment of real estate 612 2,812 6,495 6,564 Change in provision for loan losses (44) 1 — 3 Total expenses 51,325 42,605 106,045 85,236 Other operating income: Gain on dispositions of real estate, net 2,076 134 7,060 1,645 Income from operations 87,813 66,797 167,431 129,179 Other (expense)/income: Interest expense (24,998) (17,361) (48,791) (32,958) Interest income 711 847 1,325 1,340 Income before income tax expense 63,526 51,831 119,965 99,109 Income tax expense 156 155 314 311 Net income 63,370 51,676 119,651 98,798 Net income attributable to non-controlling interests (158) (159) (331) (307) Net income attributable to stockholders $ 63,212 $ 51,517 $ 119,320 $ 98,491 Basic weighted-average shares outstanding 197,551,003 175,319,270 193,030,913 171,304,986 Basic net income per share $ 0.32 $ 0.29 $ 0.62 $ 0.57 Effects of dilutive securities: OP Units 553,847 553,847 553,847 553,847 Unvested RSUs and LTIP Units 913,324 806,885 867,491 676,085 Forward Sales 614,137 903,987 865,427 684,377 Diluted weighted-average shares outstanding 199,632,311 177,583,989 195,317,678 173,219,295 Diluted net income per share $ 0.32 $ 0.29 $ 0.61 $ 0.57 Financial Summary Consolidated Statements of Operations 242, 242, 242

Investor Presentation and Supplemental Information | September 202527 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Calculations exclude $229, $118, $455 and $234 from the numerator for the three and six months ended June 30, 2025 and 2024, respectively, related to dividends paid on unvested restricted stock units and LTIP units. Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 242, 242, 242 Three Months Ended June 30, Six Months Ended June 30, (unaudited, in thousands except per share amounts) 2025 2024 2025 2024 Net income $ 63,370 $ 51,676 $ 119,651 $ 98,798 Depreciation and amortization of real estate 38,549 29,887 73,499 58,372 Provision for impairment of real estate 612 2,812 6,495 6,564 Gain on dispositions of real estate, net (2,076) (134) (7,060) (1,645) Funds from Operations 100,455 84,241 192,585 162,089 Non-core expense (income) — — — — Core Funds from Operations 100,455 84,241 192,585 162,089 Adjustments: Straight-line rental revenue, net (12,105) (10,180) (23,078) (20,159) Non-cash interest 1,357 934 2,635 1,884 Non-cash compensation expense 3,496 2,642 7,464 5,587 Other amortization expense 268 257 520 475 Other non-cash adjustments 461 568 733 561 Capitalized interest expense (911) (1,345) (2,137) (2,203) Adjusted Funds from Operations $ 93,021 $ 77,117 $ 178,722 $ 148,234 Net income per share1: Basic $ 0.32 $ 0.29 $ 0.62 $ 0.57 Diluted $ 0.32 $ 0.29 $ 0.61 $ 0.57 FFO per share1: Basic $ 0.51 $ 0.48 $ 0.99 $ 0.94 Diluted $ 0.50 $ 0.47 $ 0.98 $ 0.93 Core FFO per share1: Basic $ 0.51 $ 0.48 $ 0.99 $ 0.94 Diluted $ 0.50 $ 0.47 $ 0.98 $ 0.93 AFFO per share1: Basic $ 0.47 $ 0.44 $ 0.92 $ 0.86 Diluted $ 0.46 $ 0.43 $ 0.91 $ 0.85

Investor Presentation and Supplemental Information | September 202528 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary Consolidated Balance Sheets 242, 242, 242 (in thousands, except share and per share amounts) June 30, 2025 December 31, 2024 ASSETS (Unaudited) (Audited) Investments: Real estate investments, at cost: Land and improvements $ 2,025,920 $ 1,865,610 Building and improvements 3,995,402 3,536,000 Lease incentives 19,341 17,903 Construction in progress 80,275 153,789 Intangible lease assets 100,049 94,047 Total real estate investments, at cost 6,220,987 5,667,349 Less: accumulated depreciation and amortization (541,388) (476,827) Total real estate investments, net 5,679,599 5,190,522 Loans and direct financing lease receivables, net 371,614 352,066 Real estate investments held for sale, net — 10,018 Net investments 6,051,213 5,552,606 Cash and cash equivalents 20,777 40,713 Restricted cash 292 4,265 Straight-line rent receivable, net 165,491 143,435 Derivative assets 13,383 27,714 Rent receivables, prepaid expenses and other assets, net 38,433 29,949 Total assets $ 6,289,589 $ 5,798,682 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 1,723,074 $ 1,721,114 Senior unsecured notes, net 396,681 396,403 Revolving credit facility 200,000 — Intangible lease liabilities, net 10,843 10,700 Dividend payable 59,836 55,608 Derivative liabilities 28,279 7,585 Accrued liabilities and other payables 32,890 35,145 Total liabilities 2,451,603 2,226,555 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 6/30/25 and 12/31/24 — — Common stock, $0.01 par value; 500,000,000 authorized; 198,138,567 and 187,537,592 issued and outstanding as of 6/30/25 and 12/31/24, respectively 1,981 1,875 Additional paid-in capital 3,963,899 3,658,219 Distributions in excess of cumulative earnings (118,201) (113,302) Accumulated other comprehensive (loss) income (17,791) 16,886 Total stockholders' equity 3,829,888 3,563,678 Non-controlling interests 8,098 8,449 Total equity 3,837,986 3,572,127 Total liabilities and equity $ 6,289,589 $ 5,798,682

Investor Presentation and Supplemental Information | September 202529 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 1. Adjustment is made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments completed during the three months ended June 30, 2025 had occurred on April 1, 2025. 2. Adjustment is made to i) exclude non-core adjustments made in computing Core FFO, ii) exclude changes in our provision for credit losses and iii) eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes lease termination or loan prepayment fees and contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease, if any. Three Months Ended (unaudited, in thousands) June 30, 2025 Net income $ 63,370 Depreciation and amortization 38,590 Interest expense 24,998 Interest income (711) Income tax expense 156 EBITDA 126,403 Provision for impairment of real estate 612 Gain on dispositions of real estate, net (2,076) EBITDAre 124,939 Adjustment for current quarter re-leasing, acquisition and disposition activity1 3,493 Adjustment for other non-core and non-recurring activity2 (194) Adjustment to exclude termination/prepayment fees and certain percentage rent3 (157) Adjusted EBITDAre - Current Estimated Run Rate 128,081 General and administrative 11,001 Adjusted net operating income ("NOI") 139,082 Straight-line rental revenue, net1 (12,804) Other amortization expense 268 Adjusted Cash NOI $ 126,546 Annualized EBITDAre $ 499,756 Annualized Adjusted EBITDAre $ 512,324 Annualized Adjusted NOI $ 556,328 Annualized Adjusted Cash NOI $ 506,184

Investor Presentation and Supplemental Information | September 202530 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Pro forma adjustments made to reflect the issuance of $400mm senior unsecured notes with proceeds used to repay amounts outstanding on the Company's revolving credit facility. 2. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps plus applicable margin and SOFR premium of 95bps. 3. Weighted average maturity calculation is made after giving effect to extension options exercisable at our election. 4. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $1.0 billion and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $1.0 billion. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps. 5. Common equity & units as of June 30, 2025, based on 198,138,567 common shares outstanding and 553,847 OP units held by non-controlling interests. 6. Pro forma adjustments made to reflect unsettled portion of shares sold on forward basis through our March 2025 follow-on offering and ATM Program as if they had been physically settled for cash on June 30, 2025. Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 242, 242, 242 (dollars in thousands, except share and per share amounts) June 30, 2025 Pro Forma Adjustments1 Pro Forma June 30, 20251 Rate1 Wtd. Avg. Maturity1 Unsecured debt: February 2027 term loan2 $ 430,000 $ — $ 430,000 2.4% 1.6 years January 2028 term loan2 400,000 — 400,000 4.6% 2.6 years February 2029 term loan2,3 450,000 — 450,000 5.3% 3.7 years January 2030 term loan2,3 450,000 — 450,000 4.8% 4.5 years Senior unsecured notes due July 2031 400,000 — 400,000 3.1% 6.0 years Senior unsecured notes due December 2035 — 400,000 400,000 5.4% 10.4 years Revolving credit facility3,4 200,000 (200,000) — —% 4.6 years Total unsecured debt 2,330,000 200,000 2,530,000 4.3% 4.9 years Gross debt 2,330,000 200,000 2,530,000 Less: cash & cash equivalents (20,777) (200,000) (220,777) Less: restricted cash available for future investment (292) — (292) Net debt $ 2,308,931 $ — 2,308,931 Equity: Preferred stock — Common stock & OP units (198,692,414 shares @ $31.91/share as of 6/30/25)5 6,340,275 Total equity 6,340,275 Total enterprise value ("TEV") $ 8,649,206 Pro forma adjustments to Net Debt and TEV:6 Net debt $ 2,308,931 Less: Unsettled forward equity (16,512,921 shares @ $30.73/share as of 6/30/25) (507,442) Pro forma net debt 1,801,489 Total equity 6,340,275 Common stock — unsettled forward equity (16,512,921 shares @ $31.91/share as of 6/30/25) 526,927 Pro forma TEV $ 8,668,691 Gross Debt / Undepreciated Gross Assets 37.0% Net Debt / TEV 26.7% Net Debt / Annualized Adjusted EBITDAre 4.5x Pro Forma Gross Debt / Undepreciated Gross Assets 34.5% Pro Forma Net Debt / Pro Forma TEV 20.8% Pro Forma Net Debt / Annualized Adjusted EBITDAre 3.5x

Investor Presentation and Supplemental Information | September 202531 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary

Investor Presentation and Supplemental Information | September 202532 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization expense, other non-cash adjustments and capitalized interest expense. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation and Supplemental Information | September 202533 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash adjustments. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation and Supplemental Information | September 202534 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property.